Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350


                  In connection with the Quarterly Report of BounceBackTechnologies.com, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Pilger, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              s/John J. Pilger
                                              ----------------------------------
                                              John J. Pilger
                                              Chief Financial Officer and Chief
                                              Accounting Officer
                                              August 13, 2002